SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2007

WAVE URANIUM HOLDING

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

          333-137613

71-1026782

(Commission File Number)

(IRS Employer Identification No.)

5348 Vegas Drive, Suite 228, Las Vegas, NV

89108

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (702) _____ _________.

Iron Link Ltd., 800 Bellevue Way NE, Suite 400,  Bellevue, Washington 98004

--------------------------------------------------------------------------------

(Former name, former address and former fiscal year,if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1..01.

Entry into a Material Definitive Agreement

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On June 18, 2007, pursuant to an Agreement and Plan of Reorganization dated June 18, 2007, the Registrant acquired all of the capital stock of Wave Uranium, a Nevada corporation, in exchange for 2,666,667 newly issued shares of common stock.  As a result of the acquisition, there are now 9,674,667 shares of common stock outstanding.

As of June 20, 2007, the Registrant sold its Iron Link Ltd. subsidiary to its former President, Alexandre Routkovski, for cash of $14,000 and payment of $12,087.62 owed to a related party. The Registrant agreed not to enter the IPTV business in the province of British Columbia for a period of five years after the date of the Sale Agreement.

Item 3.02 Unregistered Sales of Equity Securities

The Registrant issued 2,666,667 shares of common stock to one individual, Norman Maier, in exchange for the shares of Wave Uranium. The offer and sale was made pursuant to the exemption provided by Section 4(6) of the Securities Act, as Mr. Maier is an accredited investor. No advertising or general solicitation was employed in connection with the offer or sale of the shares to Mr. Maier. There was no underwriter involved.

Item 5.01 Changes in Control of Registrant

A change of control took place on June 18, 2007 as a result of the acquisition of Wave Uranium. Control was assumed from Alexandre Routkovski and Victor Krukov, former directors of the Company. The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

Number

Percentage

of Shares

of Shares

Name

Office

Owned(1)

Owned

Cady L. Johnson

President

--

--

5348 Vegas Drive

Suite 228

Las Vegas, NV 89108

Chris Le Clerc

Chief Financial

5348 Vegas Drive

Officer

--

--

Suite 228

Las Vegas, NV 89108

Norman Maier

None

5,166,667

53.4%

5348 Vegas Drive

Suite 228

Las Vegas, NV 89108

Victor Krukov

None

1,250,000

12.9%

800 Bellevue Way NE

Suite 400

Bellevue, Washington 98004

Alexandre Routkovski

None

1,250,000

12.9%

800 Bellevue Way NE

Suite 400

Bellevue, Washington 98004

All officers

  and directors

  as a group  (2 persons)

--

--

(1)

Except as otherwise noted, shares are owned beneficially and of record, and such record shareholder has sole voting, investment, and dispositive power.

Mr. Maier paid the aggregate of $387,500 to former directors of the Company on June 18, 2007 in connection with the acquisition of one-half of their shares. He has the right to purchase the remaining shares for $112,500 within 90 days. Mr. Maier borrowed all but $195,000 of the funds from JK Advisers Hedge Fund LLC, Panthera Bridge Fund LLC and Arrakis Inc.

Business of Wave Uranium

When used in this Form 8-K, the words "expects," "anticipates," "estimates" and similar expressions are intended to identify forward-looking statements. Such statements are subject to risks and uncertainties, including those set forth below under "Risks and Uncertainties," that could cause actual results to differ materially from those projected. These forward-looking statements speak only as of the date hereof. The Registrant expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based. This discussion should be read together with the financial statements and other financial information included in this Form 8-K.

Wave Uranium has never engaged in business and has no business at this time, but intends to enter the uranium exploration and development business. Wave’s only activities to date have been incorporation and entering into employment agreements with its officers. Wave Uranium has obtained subscriptions for $500,000 in cash to fund the initial stages of this business.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

In connection with the acquisition of Wave Uranium, Messrs. Routkovski and Krukov resigned as officers and directors, Mr. Cady L. Johnson was elected as the sole director and as President, and Chris Le Clerc was appointed Chief Financial Officer and Secretary.

Wave Uranium has an employment contract with Mr. Johnson dated May 1, 2007 providing for compensation of $60,000 per annum, payable monthly. The agreement is at will. Wave Uranium agreed to issue Mr. Johnson 1,000,000 shares of its common stock, but had not done so as of June 18, 2007. It is expected that Mr. Johnson will be issued 66,666.66 shares of the Registrant pursuant to his employment contract since the Registrant expects to carry out a 15-for-one forward stock split in July 2007.  This would be equivalent to 1,000,000 post split shares.

Wave Uranium has an employment contract with Mr. LeClerc dated June 15, 2007 providing for compensation of $24,000 per annum, payable monthly. The agreement is at will. Wave Uranium agreed to issue Mr. LeClerc 1,500,000 shares of its common stock, but had not done so as of June 18, 2007. It is expected that Mr. LeClerc will be issued 100,000 shares of the Registrant pursuant to his employment contract since the Registrant expects to carry out a 15-for-one forward stock split in July 2007.  This would be equivalent to 1,500,000 post split shares.

Management

Cady L. Johnson has been Chief Executive Officer and President since June 18, 2007. Since 2003 he has been Principal of GeoLogic VR.  From 1998 to 2003 he was a pilot for Petroleum Helicopters. In 1997 he was a pilot for Papillon Grand Canyon Helicopters.  Dr. Johnson was Senior Project Hydrogeologist for Woodward-Clyde Federal Services from 1991 to 1997. From 1990 to 1991 he was Pilot/Mechanic for Helicopter Services of Nevada, and Associate/Hydrogeologist for Mifflin & Associates from 1986 to 1989. He was Assistant Research Professor at the Desert Research Institute from 1985 to 1986, Senior Hydrogeologist/Geochemist for Coffey & Partners Pty. Ltd. in 1984, a staff consultant for Intera Environmental Consultants in 1983, and a Geologist and Research Geoscientist for Bendix Field Engineering Corp. from 1979 to 1982. Dr. Johnson received a bachelors degree in Geology from Oregon State University in 1976 and a PhD.in  Geology, Hydrology/Hydrogeology from the University of Nevada, Reno. Dr. Johnson is an experienced professional pilot, rotary wing flight instructor and licensed airframe and powerplant mechanic. He is a certified infrared thermographer and certified nuclear testing equipment operator.

Christopher J. LeClerc,, 33, is the Chief Financial Officer of the Company. He is also the President,  Chief Financial Officer and Director of Liska Biometry, Inc. since June 2006. Prior to his employment with Liska biometry he was employed by Andover Brokerage LLC, where he was responsible for a 12-member proprietary trading desk specializing in a wide range of investment strategies. He has been a Director of Business Development and Head of OTC trading at Mercer Partners L.P., a New York-based investment bank and securities underwriter. Previously, he has served as financial consultant and equities trader for Merrill Lynch, M.H. Meyerson and ETG LLC

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

By resolution of its board of directors and the consent action of the majority shareholders, consisting of two persons and dated June 18, 2007, the Registrant approved the amendment of the articles of incorporation to change the name of the Registrant to Wave Uranium Holding. The amendment was filed with the Nevada Secretary of State on or about June 21, 2007. The Registrant is also filing an amendment to its Articles of Incorporation to increase the number of authorized shares of common stock from 75,000,000 to 145,000,000 and to authorize up to 5,000,000 shares of preferred stock. This latter amendment was approved by the board of directors and is being approved by the majority shareholder.

Item 9.01.  Financial Statements and Exhibits

(a) Financial Statements.

Because Wave Uranium has no business, having been newly incorporated, there is no requirement to file the financial statements of an acquired business.

 (b) Exhibits

2.1 Agreement and Plan of Reorganization between Wave Uranium and the Registrant.

2.2.Agreement of Sale between the Registrant and Alexandre Routkovski

3.3 Amendment to Articles of Incorporation changing name of the Registrant to “Wave Uranium Holding.”

10.2. Employment Agreement with Dr. Johnson

103. Employment Agreement with Mr. Le Clerc.

21. Wave Uranium is a wholly owned Nevada subsidiary of the Registrant. No trade names are employed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  June 21, 2007

WAVE URANIUM HOLDING

By: Cady L. Johnson

     Cady L. Johnson

Chief Executive Officer